 POWER OF ATTORNEY

       The undersigned hereby constitutes and appoints Kate Baxter, and anyone she duly appoints, the undersigned's true and lawful attorney-in-fact, to:

       (1) Execute and file for and on behalf of the undersigned, in the undersigned's capacity as a director of X-Rite, Incorporated (the "Company"), Form ID, Schedules 13D and
13G and Forms 3, 4 and 5, including any amendments thereto, and related or successor forms, in accordance with Section 13 and Section 16 of the Securities Exchange Act of 1934,
respectively, and the respective rules thereunder:

       (2) Do and perform any and all acts for and on behalf of the undersigned which may be necessary to complete and execute any such Form ID, Schedule 13D and 13G and Form
3, 4 or 5, including any amendments thereto, and any related or successor form, and timely file such schedule or form with the United States Securities and Exchange Commission and any
stock exchange or similar authority; and

       (3) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

       The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 and Section 16 of the
Securities Exchange Act of 1934.

       This Power of Attorney shall remain in full force and effect for purposes of Form ID,
Schedules 13D and 13G, or related or successor forms, until the undersigned is no longer a shareholder or for purposes of Forms 3, 4 and 5, or related or successor forms, is no longer required to file such forms with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the 8th day of December, 2008.

      /s/ David A. Eckert
      DAVID A. ECKERT
STATE OF MICHIGAN  )
                                          )   ss Grand Rapids
COUNTY OF KENT       )

       The foregoing document was acknowledged before me this 8th day of December, 2008, by
David A. Eckert.

      /s/ Barbara Linderman

Notary Public,   Kent  County, Michigan

My commission expires: 5/14/2014

CONFIRMING STATEMENT

This Statement confirms that the undersigned has authorized and designated Kate Baxter to execute and file on the undersigned's behalf all Form ID, Schedules 13D and 13G and Forms 3, 4, and 5, including any amendments thereto, and related or successor forms, that the undersigned may be required to file in accordance with Section 13 and Section 16 of the Securities Exchange Act of 1934 of the United States
Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in securities of X-Rite, Incorporated. The authority of Kate Baxter under this Statement shall continue until the undersigned is no longer required to file Schedules 13D and 13G and Forms 3, 4, or 5, or related or successor forms, with regard to the undersigned's ownership of or transactions in securities of X-Rite,
Incorporated, unless earlier revoked in writing. The undersigned acknowledges that Kate Baxter is not assuming, nor is X-Rite, Incorporated assuming, any of the undersigned's responsibilities to comply with
Section 13 and Section 16 of the Securities Exchange Act of 1934.

        /s/ David A. Eckert
        David A. Eckert

Dated: 12/8/2008
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